SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
September 27, 2002

ROYAL GOLD, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-5664	0835164
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO		80202-1132
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code
(303) 573-1660
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Item 9.	Regulation FD Disclosure

     On September 27, 2002, Royal Gold, Inc. filed its year end report on Form 10-K for the year ended June 30, 2002, with the Securities and Exchange Commission. Accompanying such report were certifications of Royal Gold, Inc.'s Chairman, Chief Executive Officer and President, Stanley Dempsey, and Treasurer and Controller (Chief Accounting Officer), John Skadow, pursuant to 18 U.S.C. Section 1350 adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. The text of each of these certifications is set forth below.

CERTIFICATION
of the Chairman, Chief Executive Officer and President

I, Stanley Dempsey, Chairman, Chief Executive Officer and President of Royal Gold, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report of the Company on Form 10-K for the fiscal year ending June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

September 27, 2002

/s/ Stanley Dempsey
Stanley Dempsey
Chairman, Chief Executive Officer and President

CERTIFICATION
of the Treasurer and Controller (Chief Accounting Officer)

I, John Skadow, Treasurer and Controller (Chief Accounting Officer) of Royal Gold, Inc. (the "Company"), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) the Report of the Company on Form 10-K for the fiscal year ending June 30, 2002, as filed with the Securities and Exchange Commission (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

September 27, 2002

/s/ John Skadow
John Skadow
Treasurer and Controller (Chief Accounting Officer)
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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROYAL GOLD, INC.

By: /s/ Karen Gross
Vice President and Corporate Secretary

Date: September 30, 2002
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